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                                                                     RULE 497(e)
                                                                       333-62662

                               THE DIRECT ANNUITY

                                    Issued by
                 THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                   Through Its
                           AMERICAN SEPARATE ACCOUNT 5

               https://secure.americanlifeny.com/annuity/begin.cfm

                        Supplement Dated October 31, 2002
                                     to the
                          Prospectus Dated May 1, 2002


         Effective October 31, 2002, the Delaware VIP Strategic Income, Delaware VIP Convertible, Delaware VIP Technology and Innovation, and Pioneer Emerging Markets VCT Subaccounts will no longer be offered as investment options under the Contract and are closed to new contributions and transfers from other Subaccounts and from the General Account. Accordingly, you cannot allocate any order to the Delaware VIP Strategic Income, Delaware VIP Convertible, Delaware VIP Technology and Innovation, or Pioneer Emerging Markets VCT Subaccounts. Please disregard all references in the Prospectus to the Delaware VIP Strategic Income, Delaware VIP Convertible, Delaware VIP Technology and Innovation, and Pioneer Emerging Markets VCT Subaccounts.

         If you have any questions about this Supplement, you can click on the "Get Live Help" link on our web site to initiate a live chat. Or, you can e-mail us at service@americanlifeny.com or call us at (800) 853-1968 and we will answer as promptly as we can.

         You may consider printing this Supplement and keeping it for future reference.